                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: October 16, 2000


                      CHASE CREDIT CARD OWNER TRUST 2000-1
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                             (Issuer of Securities)


                 CHASE MANHATTAN BANK, USA, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)


        United States                   333-74303               22-2382028
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(State or other jurisdiction    (Commission File Number)  (IRS Employer
of incorporation)                                          Identification No.)


              802 Delaware Avenue, Wilmington, DE                    19801
              ----------------------------------------------       ---------
              (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5050

Item 5.  Other Events:

         Chase Credit Card Owner Trust 2000-1 is the issuer of three classes of asset backed notes. The notes were issued under an indenture, dated as of September 1, 1999, between the trust and The Bank of New York, as Indenture Trustee.

         On October 16, 2000, The Chase Manhattan Bank, as Paying Agent, distributed monthly interest to the holders of the notes, and provided to holders a report including the information required by Section 7.3 of the Indenture. A copy of the statement provided to the holders of the notes is being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).        Exhibits

               Exhibits        Description
               ----------      -----------

               20.1 Monthly Statement to Noteholders with respect to the October 16, 2000 distribution.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 18, 2000

                                             By: THE CHASE MANHATTAN BANK,
                                             USA, NATIONAL ASSOCIATION
                                             as Administrator

                                             By:  /s/ Patricia Garvey
                                             -----------------------------
                                             Name:    Patricia Garvey
                                             Title:   Vice President

                                             INDEX TO EXHIBITS
                                             -----------------

Exhibit No.                                  Description
-----------                                  -----------
20.1                                         Statement to Noteholders dated
                                             October 16, 2000